                                   [Photo of Owl]

SEMIANNUAL REPORT | DECEMBER 31, 2000


INVEST WISELY.-Registered Trademark-

INSTITUTIONAL SERIES
--------------------
MONTGOMERY INTERNATIONAL GROWTH PORTFOLIO

                THE MONTGOMERY FUNDS-SM-

DEAR FELLOW MONTGOMERY FUNDS SHAREHOLDER
----------------------------------------

[Photo of R. Stephen Doyle]

Without a doubt the past several months have been difficult for most investors. U.S. stock prices dropped sharply, and global markets followed a similar path. Surging oil prices, rising interest rates and depressed earnings expectations adversely affected the market. Technology stocks led the way down, although most other sectors also fell. As we enter this new year, investors face a number of big-picture questions: Will the U.S. economy enter a recession? Will inflation crop up, or will deflation take hold? If these questions weigh heavily on investors' minds, the markets could remain erratic in 2001.

As we've said many times in the past, out of volatility often comes opportunity. And now, more than ever, we think that only a discerning eye will recognize the most promising investment ideas and navigate through the pitfalls that could lie ahead. It's a perspective that we believe can be gained only through years of experience in different market environments; through independent research into companies, sectors and countries; and through disciplined investment strategies that stay focused on the long term, rather than change with every shift in market sentiment. Our broad perspective supports our overriding objective, which is to earn your confidence continuously and help you meet your long-term financial goals.

We hope that in the following pages you gain more insight into the markets, our strategies and our outlook.

Thank you for investing with us.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman

[OWL LOGO]
THE MONTGOMERY FUNDS-SM-
INVEST WISELY.-Registered Trademark-

                                                              MONTGOMERY
                                                         INSTITUTIONAL SERIES
                                                         INTERNATIONAL GROWTH
                                                              PORTFOLIO
                                                        Portfolio Highlights
                                                              (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: In a market that was very tough for growth managers, the Portfolio underperformed on both a relative and an absolute basis. The market weakness of the fourth quarter negated the relatively good third-quarter returns. Over the six-month period, the Portfolio returned -13.82%, compared with -10.42% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

Q: WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: The Portfolio's performance reflected generally weak global markets during the last six months of 2000. Hardest hit of the major benchmarks was the Nasdaq, the best indicator of continued pressure on technology stocks, which was down more than 32% for the fourth quarter and more than 36% for the second half of 2000. Japan's market was extremely weak amidst both political and economic concerns. Euro-zone markets were also anemic, despite a rebound during the last weeks of the year.

An overweighting in the technology sector and stock selection in communications were the biggest contributors to the Portfolio's underperformance. Stock selection was strong in consumer durables and health care, whereas in the financial sector it was a good news/bad news story, featuring some of the Portfolio's best- and worst-performing stocks. After a multi-year cycle of economic growth and an environment in which technology earnings grew rapidly, concerns about slowing economic growth overwhelmed the market. Given the rapid growth in technology earnings and high stock valuations, tech stocks were hardest hit as economic growth expectations changed. Problems in the communications sector were also a drag on performance, especially in Europe, where increased competition, a financing environment marked by higher interest rates and weaker capital markets, and high capital expenditure requirements served to pressure a sector that had previously been a market favorite.

Q: DID ANY STOCKS MAKE A PARTICULARLY STRONG CONTRIBUTION TO THE PORTFOLIO'S RETURNS?

A: Our strongest performers in the second half of the year were in the financial services area. One of our largest holdings, Swiss private bank Julius Baer, was also one of our best performers. Baer's track record and brand name allowed it to capitalize on the rapidly growing equity culture in Europe. Swiss-based Zurich Financial, a major European insurer, and Riunione Adriatica di Sicurta, Italy's second-largest insurer with a growing asset management business, also contributed positively to performance. In the area of consumer staples, Diageo, a U.K. company with a portfolio of blue chip beverage brands, delivered good revenue growth and margin expansion. Next PLC, the third-largest clothing retailer in the United Kingdom, exceeded the market's expectations in a mixed environment for retailing stocks, providing excellent sales growth. The healthcare sector also had strong performers, including Aventis, France's largest drug maker, and Serono, a Swiss biotech company. Although we sold Serono when it reached its target price, it was one of our best performers in the

------------------------------------------------------------------------
                         PORTFOLIO MANAGEMENT
------------------------------------------------------------------------

John Boich, CFA..............................   Senior Portfolio Manager
Oscar Castro, CFA............................   Senior Portfolio Manager

------------------------------------------------------------------------
                             PERFORMANCE
------------------------------------------------------------------------
      Average annual total returns for the period ended 12/31/00
------------------------------------------------------------------------
                   MONTGOMERY INSTITUTIONAL SERIES:
                    INTERNATIONAL GROWTH PORTFOLIO

Since inception (6/30/98).....................................   (0.02)%
One year......................................................  (22.03)%

------------------------------------------------------------------------
                          MSCI EAFE INDEX

Since 6/30/98.................................................     5.21%
One year......................................................  (13.96)%

------------------------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Portfolio after 12/31/00 but that were effective on 12/31/00 or (ii) any purchases or redemptions of Portfolio shares completed after 12/31/00 that were effective on 12/31/00.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Institutional International Growth
July ' 00           $11,189
Aug                 $11,321
Sept                $10,864
Oct                 $10,406
Nov                  $9,480
Dec                  $8,967

Index (MSCI)(1)
July ' 00           $12,021
Aug                 $12,128
Sept                $11,540
Oct                 $11,270
Nov                 $10,849
Dec                 $11,238

(1) The Morgan Stanley Capital International EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

                      Call toll-free 800.232.2197 x6032

     MONTGOMERY
INSTITUTIONAL SERIES
INTERNATIONAL GROWTH
     PORTFOLIO
Portfolio Highlights
    (Unaudited)


third quarter and the second half of the year. We sold another of the Portfolio's biggest contributors, Shire Pharmaceuticals, when it exceeded its target price. This U.K.-based specialty pharmaceuticals company distributes Adderall, the best-selling drug in the United States for the treatment of attention deficit and hyperactivity disorder (ADHD). We recently reestablished our position in the company when the market overreacted to an acquisition and believe that, going forward, Shire will again become a positive contributor to the Portfolio.

Q: WHAT STOCKS DETRACTED FROM PERFORMANCE?

A: Freeserve PLC, one of the major Internet service providers in the United Kingdom, was a disappointment. Our initial investment in Freeserve was based on our expectation that the company would establish a leadership position versus its peers and substantially improve profitability. Although Freeserve has successfully built market share, we were uncomfortable with its progress in delivering a profitable business model and subsequently sold the stock.

Another stock that was weak in the fourth quarter is Ballard Power, a Canadian developer of fuel cells for the auto and electric power industries. Fuel cells are a lower-polluting source of power, and the company is active in developing fuel cell-powered vehicles with companies such as Ford and Daimler Chrysler. Companies with less predictable near-term growth were generally weak performers during the second half of the year, and consequently Ballard Power struggled. The company is delivering on its business plan, however, and we believe that it will be an outstanding long-term contributor to the Portfolio's performance. Given our unchanged long-term outlook for the company, we continue to own the stock.

Q: WHERE DO YOU SEE THE BEST OPPORTUNITIES IN THE COMING YEAR, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Looking forward we expect the economy to continue to slow, with some clarity about the magnitude of the slowdown coming with fourth-quarter earnings announcements. At that point the market can start to reassess growth expectations and provide a more stable view on appropriate valuation levels. We don't anticipate that future Fed rate cuts will forestall the slowdown, but they should have a moderating effect.

We believe there's growth to be found in the health care sector and, in contrast to the tech sector, that growth will be visible and predictable. We expect consumer staples including food and drugs to perform well in coming quarters and have identified well-positioned growth companies in these areas that we are excited about. We've also identified some very exciting growth stocks within the financial services sector that should also do well. From a country perspective, Japan holds the largest portfolio weighting, followed by the United Kingdom and France. Our Japanese exposure is well diversified, with holdings in the consumer area, pharmaceuticals, technology and financial services.

We will continue to focus on putting together a portfolio of companies with superior management teams able to deliver solid business results and growth. Over the years, we've succeeded in doing that very well, and despite a rough second half of 2000 we expect to deliver the kind of strong results going forward that we have in the past.

                     visit www.montgomeryasset.com

------------------------------------------------------------------------
                          TOP TEN HOLDINGS
------------------------------------------------------------------------
               (as a percentage of total net assets)

Zurich Financial Services AG......................................  3.8%
Riunione Adriatica di Sicurta SpA.................................  3.8%
Muenchener Rueckversicherungs-Gesellschaft AG.....................  3.7%
Julius Baer Holding AG............................................  3.6%
Nordea AB.........................................................  3.5%
Aventis S.A. .....................................................  3.4%
Diageo PLC .......................................................  3.2%
KONAMI Company Ltd. ..............................................  3.2%
Porsche AG........................................................  3.1%
Dexia ............................................................  3.0%

------------------------------------------------------------------------
                          TOP FIVE COUNTRIES
------------------------------------------------------------------------
               (as a percentage of total net assets)

Japan ...........................................................  18.9%
United Kingdom ..................................................  17.1%
France ..........................................................  11.2%
Germany .........................................................  10.3%
Switzerland .....................................................   9.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                                                              MONTGOMERY
                                                         INSTITUTIONAL SERIES
                                                         INTERNATIONAL GROWTH
                                                              PORTFOLIO

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                          VALUE (NOTE 1)
COMMON STOCKS - 96.4%

AUSTRALIA - 1.5%
  341,200   Australia & New Zealand Banking
            Group Ltd. (Major Banks) ......      $  2,729,706

BELGIUM - 3.1%
   31,100   Dexia+
            (Regional Banks) ..............         5,650,139

CANADA - 1.8%
   54,100   Ballard Power Systems, Inc.+
            (Electrical Products) .........         3,415,062

CHINA/HONG KONG - 1.3%
  441,000   China Mobile (Hong Kong) Ltd.+
            (Wireless Telecommunications) .         2,408,631

DENMARK - 2.1%
   73,530   Vestas Wind Systems A/S+
            (Electrical Products) .........         3,979,247

FINLAND - 5.7%
  167,639   Elisa Communications Oyj, Class A
            (Major Telecommunications) ....         3,609,083
  113,620   Nokia Oyj+
            (Telecommunications Equipment).         5,067,178
   34,300   Sampo Insurance Company Ltd.,
            Class A (Property/Casualty
            Insurance) ....................         1,851,739
                                                 ------------
                                                   10,528,000

FRANCE - 11.2%
  100,731   Alcatel S.A., ADR
            (Telecommunications Equipment).         5,634,640
   72,200   Aventis S.A. (Pharmaceuticals:
            Major) ........................         6,338,209
   20,830   Castorama Dubois S.A. (Home
            Improvement Chains) ...........         5,397,792
   30,400   Dassault Systemes S.A. (Package
            Software) .....................         2,083,600
   46,200   Equant N.V.
            (Specialty Telecommunications).         1,208,050
                                                 ------------
                                                   20,662,291

GERMANY - 7.2%
   37,810   Consors Discount Broker AG+
            (Investment Banks/Brokers) ...          2,112,231
   19,010   Muenchener Rueckversicherungs-
            Gesellschaft AG (Multi-Line
            Insurance) ...................          6,782,401
   79,100   Schering AG (Pharmaceuticals:
            Major) .......................          4,493,137
                                                 ------------
                                                   13,387,769

ISRAEL - 1.4%
   19,500   Check Point Software Technologies
            Ltd.+ (Package Software) ......         2,605,078
ITALY - 4.9%
  446,800   Riunione Adriatica di Sicurta SpA
            (Multi-Line Insurance) .......          7,020,736

SHARES                                          VALUE (NOTE 1)
ITALY - CONTINUED
  125,300   San Paolo-IMI SpA (Major Banks)      $  2,060,177
                                                 ------------
                                                    9,080,913

JAPAN - 18.9%
   20,800   Fast Retailing Company Ltd.
            (Apparel/Footwear Retail) .....         4,067,313
  163,000   Furukawa Electric Company Ltd.
            (The) (Electric
            Equipment/Instruments) ........         2,841,284
   10,900   Itochu Techno-Science Corporation
            (Information Technology Services)       2,018,095
   78,300   KONAMI Company Ltd. (Package
            Software) .....................         5,863,093
   14,200   Matsushita Communication
            Industrial Company Ltd.
            (Telecommunications Equipment).         1,780,428
      284   Mizuho Holdings, Inc. (Major
            Banks) ........................         1,756,855
      335   NTT DoCoMo, Inc. (Major
            Telecommunications) ...........         2,408,956
  737,000   Nissan Motor Company Ltd.+
            (Motor Vehicles) ..............         4,237,187
  211,000   Nomura Securities Company Ltd.
            (Investment Banks/Brokers) ....         3,788,598
   25,700   Sony Corporation
            (Electronics/Appliances) ......         1,773,962
   74,000   Takeda Chemical Industries Ltd.
            (Pharmaceuticals: Major) ......         4,370,817
    4,000   Toyo Information Systems Company
            Ltd. (Information Technology
            Services) .....................           198,515
                                                 ------------
                                                   35,105,103

NETHERLANDS - 2.6%
   95,689   Koninklijke Numico N.V. (Foods:
            Specialty/Candy) ..............         4,815,536
        1   Vendex N.V. (Department Stores)                13
                                                 ------------
                                                    4,815,549

PORTUGAL - 2.9%
  495,600   Banco Comercial Portugues S.A.
            (Regional Banks) ..............         2,629,042
  847,500   Electricidade de Portugal S.A.+
            (Electric Utilities) ..........         2,800,916
                                                 ------------
                                                    5,429,958

SPAIN - 0.1%
    6,500   Grupo Auxiliar Metalurgico S.A.+
            (Aerospace/Defense) ...........           156,232

SWEDEN - 4.7%
  849,500   Nordea AB (Regional Banks) ....         6,433,561
  122,900   Securitas AB, Class B
            (Miscellaneous Commercial Service)      2,278,096
                                                 ------------
                                                    8,711,657

The accompanying notes are an integral part of these financial statements.

     MONTGOMERY
INSTITUTIONAL SERIES
INTERNATIONAL GROWTH
     PORTFOLIO

SHARES                                          VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

SWITZERLAND - 9.9%
   32,800   ABB Ltd. (Industrial
            Conglomerates) ................      $  3,495,496
      700   Adecco S.A. (Personnel Services)          440,469
   25,600   Flextronics International Ltd.
            (Electronic Components) .......           729,600
    1,217   Julius Baer Holding AG (Investment
            Banks/Brokers) ................         6,659,340
   11,740   Zurich Financial Services AG
            (Multi-Line Insurance) ........         7,075,867
                                                 ------------
                                                   18,400,772

UNITED KINGDOM - 17.1%
    8,000   Amvescap PLC (Investment Managers)        161,406
  629,500   Centrica PLC (Gas Distributors)         2,410,769
  537,900   Diageo PLC (Beverages: Alcoholic)       5,988,993
        1   HSBC Holdings PLC (Financial
            Conglomerates) ................                15
  213,000   Logica PLC (Information Technology
            Services) .....................         5,545,283
  334,400   Next PLC (Apparel/Footwear Retail)      4,120,528
  137,118   Pearson PLC (Publishing:
            Books/Magazines) ..............         3,268,520
  562,300   Scottish Power PLC (Electric
            Utilities) ....................         4,416,079
  114,900   Shire Pharmaceuticals Group PLC+
            (Pharmaceuticals: Other) ......         1,815,060
1,116,686   Vodafone AirTouch PLC (Wireless
            Telecommunications) ...........         4,047,052
                                                 ------------
                                                   31,773,705

TOTAL COMMON STOCKS
 (Cost $176,196,672) ......................       178,839,812
                                                 ------------

PREFERRED STOCK - 3.1%

GERMANY - 3.1%
    1,740   Porsche AG (Motor Vehicles)
            (Cost $5,433,087) .............         5,668,870
                                                 ------------

MONEY MARKET FUND - 0.0%@
      402   Chase Vista Federal Money Market
            Fund (Cost $402) ..............               402
                                                 ------------

TOTAL SECURITIES
 (Cost $181,630,161) ......................       184,509,084
                                                 ------------
 PRINCIPAL
 AMOUNT                                         VALUE (NOTE 1)
REPURCHASE AGREEMENT - 2.7%
$ 4,922,000 Agreement with Countrywide,
            Tri-Party, 6.70%, dated 12/29/00,
            to be repurchased at $4,924,748 on
            01/02/01, collateralized by
            $5,020,440 market value of U.S.
            government and mortgage-backed
            securities, having various
            maturities and interest rates
            (Cost $4,922,000) .............      $  4,922,000
                                                 ------------

TOTAL INVESTMENTS - 102.2%
(Cost $186,552,161*) ......................       189,431,084

OTHER ASSETS AND LIABILITIES - (2.2)%
(Net) .....................................        (4,012,944)
                                                 ------------
NET ASSETS - 100.0% ........................     $185,418,140
                                                 ============

* Aggregate cost for federal tax purposes is substantially the same. + Non-income-producing security.
@ Amount represents less than 0.1%.

ABBREVIATIONS
ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                              MONTGOMERY
                                                         INSTITUTIONAL SERIES
                                                            STATEMENTS OF
                                                        ASSETS AND LIABILITIES
                                                          December 31, 2000
                                                             (Unaudited)

ASSETS:                                                                                                    INTERNATIONAL
                                                                                                               GROWTH
                                                                                                             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
      Securities ..........................................................................                 $ 184,509,084
      Repurchase agreement.................................................................                     4,922,000
                                                                                                            -------------
Total Investments                                                                                             189,431,084
Forward foreign-currency exchange contracts:
      Net unrealized appreciation of forward foreign-currency exchange contracts (note 3) .                        17,314
Receivables:
      Investment securities sold ..........................................................                     3,048,580
      Expenses absorbed by Manager ........................................................                       166,364
      Dividends ...........................................................................                       143,933
      Shares of beneficial interest sold ..................................................                        19,849
      Interest ............................................................................                         2,759
Other assets ..............................................................................                        34,507
                                                                                                            -------------
Total Assets                                                                                                  192,864,390
                                                                                                            -------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------
Payables:
      Investment securities purchased .....................................................                     3,706,736
      Shares of beneficial interest redeemed ..............................................                     3,291,390
      Management fees .....................................................................                       264,304
      Custodian fees ......................................................................                        72,118
      Accounting fees .....................................................................                        43,349
      Administration fees .................................................................                         9,778
      Transfer agency and servicing fees ..................................................                         1,668
      Trustees' fees and expenses .........................................................                           764
      Other accrued liabilities and expenses ..............................................                        56,143
                                                                                                             ------------
Total Liabilities                                                                                               7,446,250
                                                                                                             ------------
Net Assets                                                                                                   $185,418,140
Investments at identified cost ............................................................                  $186,552,161

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss ...........................................................                  $ (1,007,615)
Accumulated net realized loss on securities sold, forward foreign-currency exchange contracts and
    foreign-currency transactions .........................................................                   (20,505,638)
Net unrealized appreciation of investments, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets ........................................                     2,862,047
Shares of beneficial interest .............................................................                        20,468
Additional paid-in capital ................................................................                   204,048,878
                                                                                                             ------------
Net Assets                                                                                                   $185,418,140

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                   $185,418,140
Number of Portfolio shares outstanding ....................................................                    20,467,892
Net asset value, offering and redemption price per share outstanding ......................                  $       9.06
                                                                                                             ------------

The accompanying notes are an integral part of these financial statements.

            MONTGOMERY
       INSTITUTIONAL SERIES
    STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2000
            (Unaudited)

NET INVESTMENT INCOME:                                                                                 INTERNATIONAL GROWTH
                                                                                                            PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $77,604) ...................................            $    738,931
Interest ..................................................................................                 216,704
                                                                                                       ------------
Total Income                                                                                                955,635
                                                                                                       ------------
EXPENSES:
Management fee (note 2) ...................................................................               1,254,246
Custodian fee .............................................................................                  90,456
Accounting expenses .......................................................................                  66,219
Administration fee (note 2) ...............................................................                  58,370
Interest expense (note 3) .................................................................                  37,543
Legal and audit fees ......................................................................                  28,041
Registration fees .........................................................................                  19,483
Printing fees .............................................................................                  11,090
Trustees' fees and expenses (note 2) ......................................................                   7,775
Transfer agency and servicing fees ........................................................                   5,040
Other .....................................................................................                  19,728
                                                                                                       ------------
Total Expenses                                                                                            1,597,991
Fees deferred and/or expenses absorbed by Manager (note 2) ................................                (510,083)
                                                                                                       ------------
Net Expenses                                                                                              1,087,908
                                                                                                       ------------
NET INVESTMENT LOSS                                                                                        (132,273)
                                                                                                       ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------------------
Net realized loss from:
      Securities transactions .............................................................              (18,306,868)
      Forward foreign-currency exchange contacts, foreign-currency transactions and other assets          (1,421,908)
                                                                                                        -------------
Net Realized Loss on Investments ..........................................................              (19,728,776)
Net change in unrealized appreciation/(depreciation) of:
      Securities ..........................................................................              (16,239,439)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets              4,851
                                                                                                        -------------
Net Unrealized Depreciation of Investments                                                               (16,234,588)
                                                                                                        -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                          (35,963,364)
                                                                                                        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(36,095,637)
                                                                                                        -------------

6
   The accompanying notes are an integral part of these financial statements.

                                                              MONTGOMERY
                                                         INSTITUTIONAL SERIES
                                                            STATEMENTS OF
                                                        CHANGES IN NET ASSETS

                                                                                                 INTERNATIONAL GROWTH
                                                                                                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                              SIX MONTHS ENDED
                                                                                                  12/31/00      YEAR ENDED
                                                                                                (UNAUDITED)       6/30/00
----------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................................   $   (132,273)     $    281,777
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts,
    futures contracts and foreign-currency transactions and other assets during the period.    (19,728,776)       15,455,437
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange
    contracts, foreign-currency transactions and other assets during the period ...........    (16,234,588)       15,460,192
                                                                                              ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........................    (36,095,637)       31,197,406

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders in excess of net investment income ..........................            ---          (257,572)
Distributions to shareholders from net realized gains on investments ......................    (14,927,645)       (4,272,148)
                                                                                              ------------      ------------
Total Distributions .......................................................................    (14,927,645)       (4,529,720)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4) ....................    (38,699,737)       99,642,458
                                                                                              ------------      ------------
Net Increase/(Decrease) in Net Assets .....................................................    (89,723,019)      126,310,144

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Beginning of Period .......................................................................    275,141,159       148,831,015
End of Period .............................................................................   $185,418,140      $275,141,159
Undistributed Net Investment Income/(Loss).................................................   $ (1,007,615)     $   (875,342)

The accompanying notes are an integral part of these financial statements.

     MONTGOMERY
INSTITUTIONAL SERIES
FINANCIAL HIGHLIGHTS

                                                                                     INTERNATIONAL GROWTH PORTFOLIO


Selected Per-Share Data for the Year or Period Ended:                              12/31/2000    FISCAL YEAR ENDED JUNE 30,
                                                                                                ----------------------------
                                                                                   (UNAUDITED)      2000\++          1999(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                $ 11.40         $  10.18        $  10.00
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           (0.01)            0.01            0.08
Net realized and unrealized gain/(loss) on investments                                 (1.57)            1.41            0.10
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
 operations                                                                            (1.58)            1.42            0.18
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends in excess of net investment income                                              --            (0.01)             --
Distributions from net realized capital gains                                          (0.76)           (0.19)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (0.76)           (0.20)             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                     $   9.06         $  11.40        $  10.18
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                         (13.82)%          13.91%           1.80%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                   $185,418         $275,141        $148,831
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                            (0.11)%           0.12%           1.50%
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                     $  (0.01)        $   0.00section  $  0.07
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  215%             218%            155%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                        0.93%            0.92%           0.90%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
 and tax expense                                                                        1.37%            1.08%           1.09%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                        0.90%            0.90%           0.90%
------------------------------------------------------------------------------------------------------------------------------

(a) The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.
*        Total return represents aggregate total return for the periods indicated.
section  Amount represents less than $0.01 per share.
\++       Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY
                                                             FUNDS II
                                                               NOTES
                                                       to Financial Statements
                                                             (Unaudited)


The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional Series: Emerging Markets Portfolio. As of December 31, 2000, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series:
International Growth Portfolio, Montgomery Emerging Markets 20 Portfolio and Montgomery Institutional Series: Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series:
International Growth Portfolio (the "Fund"). The financial statements for the other Funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company, pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during

    THE MONTGOMERY
       FUNDS II
        NOTES
to Financial Statements
      (Unaudited)

the period in which the Fund seeks to assert its rights.The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Fund are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually unless they can be offset by capital losses. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

f. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

g. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which it invests.

h. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest expense, extraordinary expenses and taxes, at or below 0.90% of the Fund's average net assets. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

For the six months ended December 31, 2000, the effective management fee, management fee including effect of fees reduced, effective administration fee and contractual management fee were 0.54%, 0.64%, 0.05% and 0.75%, respectively.

The Manager recouped previously deferred and/or absorbed expenses during the six months ended December 31, 2000, of $378,696. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown.

For the year ended December 31, 2000, the Manager has deferred fees and/or absorbed expenses subject to recoupment totaling $510,083.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the

                                                           THE MONTGOMERY
                                                             FUNDS II
                                                               NOTES
                                                       to Financial Statements
                                                             (Unaudited)

Manager ($15,000 of which is allocated to The Montgomery Funds II). As of July 1, 2000, the annual retainer was increased to $65,000 per annum ($17,500 of which is allocated to the Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, for the six months ended December 31, 2000, were $245,879,860 and $287,240,046, respectively.

b. At December 31, 2000, cost for federal income tax purposes was $186,552,161, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $16,622,753 and $13,743,830, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may, for one year starting August 13, 1999 and ending on November 7, 2000, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $175,000,000. The Fund pays its pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the one year starting November 8, 2000, the Fund entered into a new unsecured Revolving Credit Agreement with Bank of America, N.A., specifying aggregate funds borrowed not to exceed $150,000,000 and a commitment fee of 0.10% per annum. For the six months ended December 31, 2000, borrowings under these agreements were as follows:

        Amount Outstanding           Average Amount        Maximum           Average          Average       Average Debt
            at 12/31/00               Outstanding      Debt Outstanding   Interest Rate       Shares          per Share
----------------------------------------------------------------------------------------------------------------------------
            --                        $893,443          $88,000,000         6.96%              22,187,784    $0.04


The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2000.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2000, was as follows:

     Foreign-Currency                        Settlement        In Exchange for ($US)               Net Unrealized
         Amount                                 Date                                                Appreciation/
                                                                                                   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Receive
        531,941       British Pound           01/02/01           $   794,986                        $ 6,543
         23,049       European Union Euro     01/02/01                21,641                            251
      5,070,663       Danish Krone            01/03/01               638,164                          5,722
      1,477,262       European Union Euro     01/03/01            11,573,403                         11,638
                                                                 -----------                        -------
                      Total                                      $13,028,194                        $24,154
                                                                 ===========                        =======

Forward Foreign-Currency Exchange Contracts to Deliver
        209,069       European Union Euro     01/02/01           $   196,294                        $(2,487)
        386,970       European Union Euro     01/03/01               363,325                         (1,082)
     43,991,780       Japanese Yen            01/05/01             1,259,609                         (3,271)
                                                                 -----------                        --------
                      Total                                      $ 1,819,228                        $(6,840)
                                                                 ===========                        ========
                      Net Unrealized Appreciation                                                   $17,314

    THE MONTGOMERY
       FUNDS II
        NOTES
to Financial Statements
      (Unaudited)

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                                             SIX MONTHS ENDED 12/31/00            YEAR ENDED 6/30/00

                                                            Shares       Dollars                Shares         Dollars
---------------------------------------------------------------------------------------------------------------------------
Sold                                                         1,348,079    $ 13,618,873        12,416,456     $131,267,415
Issued as reinvestment of dividends                          1,590,506      14,346,365           374,140        4,433,559
Redeemed                                                    (6,613,251)    (66,664,975)       (3,265,488)     (36,058,516)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                (3,674,666)   $(38,699,737)        9,525,108     $ 99,642,458
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2000, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 68.74% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Please read it carefully before you invest.

Funds Distributor, Inc. 2/01

[OWL LOGO]
THE MONTGOMERY FUNDS-SM-
    INVEST WISELY.-Registered Trademark-
 101 California Street
San Francisco, CA 94111-9361

  800.232.2197 x6032
   www.montgomeryasset.com







GUIDED BY DEEP GLOBAL PERSPECTIVE,
      Montgomery is distinguished as an innovative investment management firm. Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.
   By empowering investors with access to our experience and insight, we help you INVEST WISELY.-Registered Trademark-

                                                          MONTGOMERY
                                                      INSTITUTIONAL SERIES
                                                    EMERGING MARKETS PORTFOLIO
                                                       Portfolio Highlights
                                                            (Unaudited)

Investment Review

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Portfolio returned -22.97% during the period, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -24.58%.

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

A: The six-month period was a difficult time, with all emerging markets falling except Israel. Against this challenging backdrop, we focused on identifying well-managed companies with strong cash-flow generation whose share prices did not adequately reflect the long-term fundamental values of their businesses. Our strategic over- and underweightings in certain markets and our stock selections helped minimize the effects of the slowdown.

Our decision to significantly overweight Brazil and Israel relative to the Portfolio's benchmark proved positive for performance. Our decision to underweight Taiwan and Korea was also advantageous. In Taiwan we managed to slightly outperform the benchmark, because our average exposure was 9%, versus 12% for the index. Taiwan's market dropped 43% during this period. Similarly, our underweight position in Korea helped relative performance, as that market dropped 48%.

The Portfolio also benefited from our stock selections in Hong Kong and Greece. In Hong Kong we focused primarily on banks and property companies. We also emphasized companies that we expect will benefit from China's pending membership in the World Trade Organization (WTO). In Greece the decline in interest rates contributed to the outperformance of banking companies such as Alpha Credit Bank.

Our sector allocation also benefited the Portfolio. We had overweight positions in aerospace/defense and precious metals industries, which yielded excellent returns. Our exposure in aerospace/defense generated a 85% gain during the six-month period, versus the industry's average return of 27%. The Portfolio's precious metals holdings increased 45%, versus a 24% average gain in that sector.

In contrast, despite attractive valuations the semiconductor industry proved to be a disappointment. Global technology industries experienced a pronounced decline in earnings expectations during the period. Samsung Electronics, for example, dropped 62%, Taiwan Semiconductor lost 50% and United Microelectronics, another foundry in Taiwan, shed 49%. We continue to hold these stocks given our view that there is still long-term growth potential in the technology sector.

Another holding that had a negative impact on the Portfolio was China Mobile, a cellular provider in China, which fell 38% as investors worried over the effect of the introduction of calling party pays (CPP) technology. The Chinese government has since reversed its decision on CPP, ensuring for now that cell phone customers, rather than calls' originators, will continue to pay for receiving wireless calls.

--------------------------------------------------
                PORTFOLIO MANAGEMENT
--------------------------------------------------

Josephine Jimenez, CFA.....  Sr. Portfolio Manager
Frank Chiang...............      Portfolio Manager

--------------------------------------------------
                  FUND PERFORMANCE
--------------------------------------------------
           Average annual total returns
           for the period ended 12/31/00

--------------------------------------------------
          MONTGOMERY INSTITUTIONAL SERIES:
             EMERGING MARKETS PORTFOLIO

Since inception (12/17/93)..............   (4.06)%
One year................................  (27.44)%
Five years..............................   (2.70)%

--------------------------------------------------
         MSCI EMERGING MARKETS FREE INDEX

Since 12/31/93..........................   (4.77)%
One year................................  (30.61)%
Five years..............................   (4.17)%

--------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Portfolio after 12/31/00 but that were effective on 12/31/00 or (ii) any purchases or redemptions of Portfolio shares completed after 12/31/00 that were effective on 12/31/00.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Institutional Series: Emerging Market
July ' 00           $9,244
Aug                 $9,612
Sept                $8,632
Oct                 $8,033
Nov                 $7,152
Dec                 $7,467

Index(MSCI)
July ' 00           $8,771
Aug                 $8,815
Sept                $8,045
Oct                 $7,465
Nov                 $6,809
Dec                 $6,974

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.


                     Call toll-free 800.232.2197 x6032                      1

       MONTGOMERY
   INSTITUTIONAL SERIES
EMERGING MARKETS PORTFOLIO
   Portfolio Highlights
       (Unaudited)

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL LIKELY BE IN THE COMING YEAR?

A: The recent series of weak economic data indicates that we may experience a sustained global economic slowdown in 2001. We are therefore overweighting the markets that we like from a top-down perspective. These include China/Hong Kong, India, Thailand, Russia, Poland, Brazil and Mexico.

We expect China's pending WTO membership to benefit Chinese companies. In Hong Kong the recent decline in U.S. interest rates should be a positive for our property and banking exposures in that market. We like the Indian market because of its stock valuations and the defensive nature of its economy. India's domestic orientation, with little reliance on exports, will help shield it from a sustained global economic slowdown. In Thailand we have been emphasizing Siam Commercial Bank, because we believe it is undervalued. We expect that the problem loans in Thailand's banking sector have reached bottom and that Siam Commercial Bank will benefit from strong loan growth, because it is a lender to a power company with expanding operations.

In emerging Europe our emphasis is on large-cap Polish companies that stand to benefit from a declining-interest rate environment, as we look for interest rates to drop about 300 basis points in Poland this year. We also continue to see some encouraging trends developing in Russia, where we are overweighted on the basis of stock valuation. Despite a recent decline, prices for Russia's major export--crude oil--have risen overall. This increase has helped Russia's macroeconomic conditions, improving its foreign-reserve position, helping stabilize its currency and spurring economic activity.

We find Brazil and Mexico to be the most attractive markets in Latin America and have continued to overweight them versus the Portfolio's benchmark. We like Brazil on expectations of its continued decline in real interest rates and the opportunity for finding undervalued stocks. In Mexico we are also positive on the basis of share valuation and are focusing on domestically oriented companies, such as those operating in the retail and beverage sectors.

In summary, on a country allocation basis we are underweighted in Asia, overweighted in Latin America and fairly market-neutral on emerging Europe and Africa. Our sector exposure is neutral in the larger sectors--technology and finance--overweighted in energy, and overweighted in materials and processing (due to our positive stance on aluminum and paper). Looking forward we remain confident about the prospects for the emerging markets in spite of recent volatility and a global economic slowdown. We will continue to seek out undervalued stocks in the emerging markets that offer strong long-term return potential.

--------------------------------------------------
                TOP TEN HOLDINGS
--------------------------------------------------
       (as a percentage of total net assets)

Alpha Credit Bank ..........................  3.3%
Telefonos de Mexico S.A., ADR ..............  3.0%
Petroleo Brasileiro S.A. ...................  2.9%
Reliance Industries Ltd. ...................  2.8%
Grupo Financiero Banamex Accival S.A.
de C.V., Series B-Banacci...................  2.8%
Check Point Software Technologies Ltd. .....  2.6%
Mobile Telesystems, Sponsored ADR ..........  2.5%
Fomento Economico Mexicano S.A. de
C.V., Sponsored ADR ........................  2.4%
Korea Electric Power Corporation ...........  2.4%
Uniao de Bancos Brasileiros S.A.,
Sponsored GDR ..............................  2.4%

--------------------------------------------------
               TOP FIVE COUNTRIES
--------------------------------------------------
      (as a percentage of total net assets)

Brazil ....................................  18.0%
Mexico ....................................  13.8%
India .....................................   9.5%
China/Hong Kong ...........................   9.0%
Korea .....................................   6.7%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

2                       visit www.montgomeryasset.com

                                                           MONTGOMERY
                                                      INSTITUTIONAL SERIES
                                                   EMERGING MARKETS PORTFOLIO
                                                          Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

Shares                                                                                      VALUE (NOTE 1)
COMMON STOCKS - 89.6%

ARGENTINA - 1.5%
          1 Cresud S.A. (Agricultural Commodities/Milling) ............................    $             1
     54,200 Grupo Financiero Galicia S.A., ADR+ (Regional Banks).......................            802,837
     53,000 Perez Companc S.A., Sponsored ADR+ (Oil & Gas Production) .................            828,125
                                                                                           ---------------
                                                                                                 1,630,963

BRAZIL - 13.7%
     45,600 Aracruz Celulose S.A., Sponsored ADR (Pulp & Paper)........................            681,150
 29,500,000 Companhia Siderurgica Nacional+ (Metal Fabrication)........................            939,461
     75,700 Embratel Participacoes, ADR (Specialty Telecommunications).................          1,187,544
     52,500 Empresa Bras de Aeronautica S.A., Sponsored ADR (Aerospace/Defense)........          2,086,875
     46,800 Pao de Acucar, ADR (Food Retail)...........................................          1,708,200
    126,800 Petroleo Brasileiro S.A. (Integrated Oil)..................................          3,153,744
     29,200 Tele Celular Sul Participacoes S.A. (Wireless Telecommunications)..........            762,850
    132,400 Tele Centro Oeste Celular Participacoes S.A., ADR (Wireless
            Telecommunications) .......................................................          1,282,625
     26,300 Telesp Celular Participacoes S.A., ADR (Wireless Telecommunications).......            710,100
     88,600 Uniao de Bancos Brasileiros S.A., Sponsored GDR (Regional Banks)...........          2,608,162
    142,956 Vale do Rio Doce, Series B (Other Metals/Minerals).........................                  1
                                                                                           ---------------
                                                                                                15,120,712

CHINA/HONG KONG - 9.0%
  2,234,000 China Merchants Holdings International Company Ltd. (Industrial
            Specialties) ..............................................................          1,618,280
    151,000 China Mobile (Hong Kong) Ltd.+ (Wireless Telecommunications)...............            824,724
     48,800 China Mobile (Hong Kong) Ltd., ADR+ (Wireless Telecommunications)..........          1,323,700
    652,000 China Unicom Ltd.+ (Major Telecommunications)..............................            998,936
    217,000 Hong Kong Land Holdings Ltd. (Real Estate Development).....................            481,740
    100,000 HSBC Holdings PLC (Financial Conglomerates)................................          1,480,826
  4,805,000 PetroChina Company Ltd., Class H (Integrated Oil)..........................            800,864
     85,000 Sun Hung Kai Properties Ltd. (Real Estate Development).....................            847,308

Shares                                                                                      VALUE (NOTE 1)
CHINA/HONG KONG - CONTINUED
    208,000 Swire Pacific Ltd., Class A (Industrial Conglomerates).....................    $     1,500,058
                                                                                           ---------------
                                                                                                 9,876,436

CZECH REPUBLIC - 2.2%
     34,410 Ceske Radiokomunikace, GDR+ (Specialty Telecommunications).................          1,161,338
     53,900 Komercni Banka A.S.+ (Regional Banks)......................................          1,296,413
                                                                                           ---------------
                                                                                                 2,457,751

EGYPT - 1.0%
     88,970 Al-Ahram Beverages Company, GDR+ (Beverages: Alcoholic)....................          1,145,489

GREECE - 4.3%
    104,867 Alpha Credit Bank (Regional Banks).........................................          3,625,667
    134,200 Cosmote S.A.+ (Wireless Telecommunications)................................          1,094,333
                                                                                           ---------------
                                                                                                 4,720,000

HUNGARY - 0.3%
     85,600 Magyar Tavkozlesi Rt. (Major Telecommunications)...........................            356,041

INDIA - 9.5%
    138,080 Hindalco Industries Ltd. (Aluminum)........................................          2,182,273
    362,890 Hindustan Lever Ltd. (Household/Personal Care).............................          1,604,164
     16,160 Infosys Technologies Ltd.+ (Package Software)..............................          1,975,186
        600 Mahanagar Telephone Nigam Ltd.++ (Telecommunications Equipment)............              2,302
     11,280 NIIT Ltd.+ (Package Software)..............................................            384,288
     63,700 Ranbaxy Laboratories Ltd. (Pharmaceuticals: Other).........................            917,291
    431,755 Reliance Industries Ltd. (Chemicals: Specialty)............................          3,135,496
        150 State Bank of India (Major Banks)..........................................                618
      5,300 Wipro Ltd., ADR+ (Information Technology Services).........................            265,663
                                                                                           ---------------
                                                                                                10,467,281

INDONESIA - 0.4%
  1,950,000 PT Telekomunikasi Indonesia+ (Specialty Telecommunications)................            413,178

ISRAEL - 3.8%
    105,220 Bezeq Israeli Telecommunication Corporation Ltd. (Major
            Telecommunications)........................................................            564,678
     21,300 Check Point Software Technologies Ltd.+ (Package Software).................          2,845,547

The accompanying notes are an integral part of these financial statements.

       MONTGOMERY
   INSTITUTIONAL SERIES
EMERGING MARKETS PORTFOLIO
       Investments

Shares                                                                                      VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

ISRAEL - CONTINUED
     19,625 Orbotech Ltd.+(Electronic Production Equipment)............................    $       731,644
                                                                                           ---------------
                                                                                                 4,141,869

KOREA - 6.7%
     80,618 Kookmin Bank (Major Banks).................................................            949,572
    143,230 Korea Electric Power Corporation (Electric Utilities)......................          2,672,117
     47,500 Korea Electric Power Corporation, ADR (Electric Utilities).................            486,875
      8,840 Korea Telecom Corporation (Major Telecommunications).......................            468,205
      9,000 Pohang Iron & Steel Company Ltd. (Steel)...................................            544,269
     18,066 Samsung Electronics (Electronic Equipment/Instruments).....................          2,256,465
                                                                                           ---------------
                                                                                                 7,377,503

MALAYSIA - 0.7%
    513,000 Resorts World Berhad (Hotels/Resorts/Cruiselines)..........................            816,750

MEXICO - 13.8%
    137,000 Apasco S.A. de C.V. (Construction Materials)...............................            634,226
     34,600 Cemex S.A. de C.V., Sponsored ADR (Construction Materials).................            624,963
    737,000 Controladora Comercial Mexicana S.A. de C.V. (Department Stores)...........            728,375
    147,092 Corporacion Interamericana de Entretenimiento S.A., Series B+
            (Advertising/Marketing Services) ..........................................            604,435
     89,800 Fomento Economico Mexicano S.A. de C.V., Sponsored ADR (Beverages:
            Non-Alcoholic) ............................................................          2,682,775
  1,853,000 Grupo Financiero Banamex Accival S.A. de C.V., Series B-Banacci+ (Regional           3,045,763
            Banks).....................................................................
     27,400 Grupo Televisa S.A., GDR+ (Broadcasting)...................................          1,231,288
     73,500 Telefonos de Mexico S.A., ADR (Major Telecommunications)...................          3,316,687
  1,191,000 Wal-Mart de Mexico S.A. de C.V.+ (Specialty Stores)........................          2,366,512
                                                                                           ---------------
                                                                                                15,235,024

PERU - 0.7%
     51,500 Compania de Minas Buenaventura S.A., ADR (Precious Metals).................            746,750

POLAND - 2.1%
     66,100 Elektrim Spolka Akcyjna S.A.+ (Wholesale Distributors).....................            809,355
     47,800 KGHM Polska Miedz S.A.+ (Other Metals/Minerals)............................            298,425
    188,100 Telekomunikacja Polska S.A. (Major Telecommunications).....................          1,256,276
                                                                                           ---------------
                                                                                                 2,364,056

Shares                                                                                      VALUE (NOTE 1)
RUSSIA - 3.4%
     29,100 Lukoil Holding Company, Sponsored ADR (Integrated Oil).....................    $     1,047,600
    114,100 Mobile Telesystems, Sponsored ADR+ (Wireless Telecommunications)...........          2,738,400
                                                                                           ---------------
                                                                                                 3,786,000

SOUTH AFRICA - 6.6%
  1,140,900 African Bank Investments Ltd.+ (Regional Banks)............................            806,636
     51,300 Anglo American Platinum Corporation Ltd. (Precious Metals).................          2,394,497
    156,000 Billiton PLC (Aluminum)....................................................            587,551
     29,500 Impala Platinum Holdings Ltd. (Precious Metals)............................          1,503,264
      5,337 Pepsi International Bottlers (a)Section (Beverages: Non-Alcoholic).........             22,683
    107,220 Sappi Ltd. (Pulp & Paper)..................................................            766,566
    186,211 Sasol Ltd. (Coal)..........................................................          1,204,576
                                                                                           ---------------
                                                                                                 7,285,773

TAIWAN - 5.9%
    547,000 Cathay Life Insurance Company Ltd. (Life/Health Insurance).................            957,911
    843,144 Taiwan Semiconductor Manufacturing Company Ltd.+ (Electronic Production
            Equipment).................................................................          2,023,851
  1,662,200 United Microelectronics Corporation Ltd. (Semiconductors)..................          2,414,004
  2,699,540 Yang Ming Marine Transport (Marine Shipping)...............................          1,112,582
                                                                                           ---------------
                                                                                                 6,508,348

THAILAND - 0.5%
      5,200 Advanced Info Service Public Company Ltd.+ (Wireless Telecommunications)...             50,323
    237,600 Hana Microelectronics Public Company Ltd.+ (Electronic Components) ........            487,244
                                                                                           ---------------
                                                                                                   537,567

TURKEY - 3.1%
 22,376,000 Arcelik A.S. (Electronics/Appliances)......................................            383,894
  5,591,000 Migros Turk T.A.S. (Food Retail)...........................................            717,329
444,178,283 Yapi Ve Kredi Bankasi S.A.+ (Regional Banks)...............................          2,286,163
                                                                                           ---------------
                                                                                                 3,387,386

VENEZUELA - 0.4%
     24,500 Compania Anonima Nacional Telefonos de Venezuela, ADR (Major
            Telecommunications) .......................................................            463,969

TOTAL COMMON STOCKS
 (Cost $108,967,169)...................................................................         98,838,846
                                                                                           ---------------

                                                           MONTGOMERY
                                                      INSTITUTIONAL SERIES
                                                    EMERGING MARKETS PORTFOLIO
                                                           Investments

Shares                                                                                      VALUE (NOTE 1)
PREFERRED STOCKS - 5.8%

BRAZIL - 4.3%
  1,466,000 Itausa Investimentos Itau S.A. (Industrial Conglomerates)..................    $     1,450,964
105,105,416 Tele Norte Leste Participacoes S.A. (Specialty Telecommunications).........          2,263,809
          1 Telec do Rio Janeiro S.A.+ (Major Telecommunications) .....................                 --
  1,291,545 Telecomunicacoes de Ceana S.A. (Wireless Telecommunications)...............            152,336
     34,800 Vale do Rio Doce, Series A+ (Other Metals/Minerals)........................            847,335
                                                                                           ---------------
                                                                                                 4,714,444

THAILAND - 1.5%
  3,456,800 Siam Commercial Bank Public Company Ltd.+ (Regional Banks) ................          1,712,470

TOTAL PREFERRED STOCKS
(Cost $6,198,189)......................................................................          6,426,914
                                                                                           ---------------

TOTAL SECURITIES
(Cost $115,165,358)....................................................................        105,265,760
                                                                                           ---------------
 PRINCIPAL
  AMOUNT                                                                                    VALUE (NOTE 1)
REPURCHASE AGREEMENT - 3.2%
 $3,582,000 Agreement with Countrywide, Tri-Party, 6.70% dated 12/29/00, to be repurchased  at $3,584,000 on 01/02/01, collateralized by $3,653,640 market value of U.S. government and mortgage-backed securities, having various maturities and interest rates
            (Cost $3,582,000) .........................................................          3,582,000
                                                                                           ---------------

                                                                                           VALUE (NOTE 1)
TOTAL INVESTMENTS - 98.6%
(Cost $118,747,358*) ..................................................................    $   108,847,760

OTHER ASSETS AND LIABILITIES - 1.4%
(Net) .................................................................................          1,516,082
                                                                                           ---------------
NET ASSETS - 100.0% ...................................................................    $   110,363,842
                                                                                           ===============

*        Aggregate cost for federal tax purposes is substantially the same.
section  Valued in good faith using procedures approved by the Board of Trustees.
+        Non-income-producing security.
++       144A security. Certain conditions for public sale may exist.

ABBREVIATIONS
ADR      American Depositary Receipt
GDR      Global Depositary Receipt


(a) Restricted security: At December 31, 2000, the Portfolio owned the following restricted security, constituting less than 0.05% of net assets, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the securities is as follows:

SECURITY               ACQUISITION DATE    SHARES      COST     VALUE PER SHARE
---------------------------------------------------------------------------------
PEPSI INTERNATIONAL
    BOTTLERS.........      12/27/95        5,337     $160,110       $4.25

       MONTGOMERY
   INSTITUTIONAL SERIES
      STATEMENTS OF
  ASSETS AND LIABILITIES
    December 31, 2000
    (Unaudited)

ASSETS:                                                                                    EMERGING MARKETS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
      Securities ..........................................................................    $   105,265,760
      Repurchase agreement ................................................................          3,582,000
                                                                                               ---------------
Total Investments                                                                                  108,847,760
Cash ......................................................................................          1,100,643
Foreign currency, at value (Cost $2,983) ..................................................              2,983
Receivables:
      Investment securities sold ..........................................................            755,128
      Expenses absorbed by Manager (note 2)................................................            188,250
      Dividends ...........................................................................            120,709
      Interest ............................................................................              2,608
                                                                                               ---------------
Total Assets                                                                                       111,018,081
                                                                                               ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
      Net unrealized depreciation of forward foreign-currency exchange contracts (note 3) .              3,161
Payables:
      Investment securities purchased .....................................................            285,558
      Management fees (note 2) ............................................................            227,938
      Custodian fees ......................................................................             84,910
      Accounting fees .....................................................................             20,666
      Administration fees (note 2) ........................................................              4,293
      Transfer agency and servicing fees ..................................................              1,503
      Trustees' fees and expenses (note 2) ................................................                544
      Other accrued liabilities and expenses ..............................................             25,666
                                                                                               ---------------
Total Liabilities .........................................................................            654,239
                                                                                               ---------------
Net Assets ................................................................................    $   110,363,842
Investments at identified cost ............................................................    $   118,747,358

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss ...........................................................    $        (5,239)
Accumulated net realized loss on securities sold, forward foreign-currency exchange
    contracts and foreign-currency transactions ...........................................        (49,411,780)
Net unrealized depreciation of investments, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets ........................................         (9,897,222)
Shares of beneficial interest                                                                           30,447
Additional paid-in capital ................................................................        169,647,636
                                                                                               ---------------
Net Assets ................................................................................    $   110,363,842

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
Net Assets ................................................................................    $   110,363,842
Number of Portfolio shares outstanding ....................................................          3,044,688
Net asset value, offering and redemption price per share outstanding ......................    $         36.25
                                                                                               ---------------

6

The accompanying notes are an integral part of these financial statements.

                                                       MONTGOMERY
                                                  INSTITUTIONAL SERIES
                                                 STATEMENTS OF OPERATIONS
                                            Six Months Ended December 31, 2000
                                                       (Unaudited)

                                                                                                      EMERGING MARKETS
NET INVESTMENT INCOME:                                                                                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $14,794) ..............................................   $    508,730
Interest .............................................................................................        177,910
                                                                                                         ------------
Total Income                                                                                                  686,640
                                                                                                         ------------
EXPENSES:
Management fee (note 2) ..............................................................................      2,303,018
Custodian fee ........................................................................................        114,853
Accounting fees ......................................................................................         28,173
Administration fee (note 2) ..........................................................................         26,119
Legal and audit fees .................................................................................         24,239
Tax expense ..........................................................................................         22,685
Interest expense .....................................................................................         17,766
Trustees' fees and expenses (note 2) .................................................................          2,946
Printing fees ........................................................................................          2,805
Transfer agency and servicing fees ...................................................................          2,679
Registration fees ....................................................................................          2,251
Other ................................................................................................         18,703
                                                                                                         ------------
Total Expenses                                                                                              2,566,237
Fees deferred and/or expenses absorbed by Manager (note 2) ...........................................     (1,873,542)
                                                                                                         ------------
Net Expenses                                                                                                  692,695
                                                                                                         ------------
NET INVESTMENT LOSS                                                                                            (6,055)
                                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
      Securities transactions ........................................................................     (3,021,489)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets ....       (227,363)
                                                                                                         ------------
Net Realized Loss on Investments                                                                           (3,248,852)
Net change in unrealized appreciation/(depreciation) of:
      Securities .....................................................................................    (23,255,289)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets ....        315,055
                                                                                                         ------------
Net Unrealized Depreciation of Investments                                                                (22,940,234)
                                                                                                         ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                           (26,189,086)
                                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $(26,195,141)
                                                                                                         ------------

       MONTGOMERY
   INSTITUTIONAL SERIES
      STATEMENTS OF
  CHANGES IN NET ASSETS

                                                                                               EMERGING MARKETS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                                 12/31/00       YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                             (UNAUDITED)        6/30/00
----------------------------------------------------------------------------------------------------------------------------
Net investment loss........................................................................  $     (6,055)     $   (833,248)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures
    contracts and foreign-currency transactions and other assets during the period ........    (3,248,852)       27,058,922
Net unrealized depreciation of securities, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets during the period ......................   (22,940,234)       (4,231,891)
                                                                                             ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........................   (26,195,141)       21,993,783

Total Distributions to shareholders........................................................            --                --

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4) ....................    32,006,381       (21,102,076)
                                                                                             ------------      ------------
Net Increase in Net Assets ................................................................     5,811,240           891,707

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Beginning of Period .......................................................................   104,552,602       103,660,895
End of Period .............................................................................  $110,363,842      $104,552,602
Undistributed Net Investment Income/(Loss) ................................................  $     (5,239)     $        816

                                                              MONTGOMERY
                                                          INSTITUTIONAL SERIES
                                                          FINANCIAL HIGHLIGHTS


                                                                               EMERGING MARKETS PORTFOLIO

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                               FISCAL YEAR ENDED JUNE 30,
                                                          12/31/2000     ---------------------------------------------------
                                                          (UNAUDITED)     2000       1999       1998       1997      1996
NET ASSET VALUE  BEGINNING OF PERIOD                      $   47.07      $39.05     $35.61     $58.52    $49.09     $44.61
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   0.00       (0.45)      0.38      0.32       0.43       0.50
                                                             section
Net realized and unrealized gain/(loss) on investments       (10.83)       8.47       3.06    (22.44)      9.46       3.93
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                    (10.83)       8.02       3.44    (22.12)      9.89       4.43
----------------------------------------------------------------------------------------------------------------------------
Effect of redemption expense reimbursement fee                 0.01          --         --        --       0.02       0.09
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                             --          --         --     (0.64)     (0.48)     (0.04)
Dividends in excess of net investment income                     --          --      (0.00)       --         --         --
                                                                                     section
Distributions from net realized capital gains                    --          --         --     (0.15)        --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              --          --     (0.00)     (0.79)     (0.48)     (0.04)
                                                                                    section
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                              $36.25      $47.07    $39.05     $35.61     $58.52     $49.09
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                (22.97)%     20.42%     9.75%    (38.05)%    20.45%     10.14%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $110,364    $104,553  $103,661   $197,578   $334,181   $270,878
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net          (0.01)%     (0.77)%   0.79%       0.96%      0.86%      1.16%
    assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by      $(0.65)     $(1.38)  $(0.11)       $0.03     $0.26      $0.33
    Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         101%        116%     115%         104%       85%        88%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense               1.33%       2.15%    1.45%        1.25%     1.26%      1.29%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,              4.92%       3.74%    2.42%        1.66%     1.61%      1.70%
    including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense               1.25%       1.25%    1.25%        1.25%     1.26%      1.29%
----------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated.
section  Amount represents less than $0.01 per share.

    THE MONTGOMERY
       FUNDS II
        NOTES
to Financial Statements
    (Unaudited)

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of December 31, 2000, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Emerging Markets 20 Portfolio and Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund"). The financial statements for the other Funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possi-ble decline in the value of the underlying securities, during the

                                                        THE MONTGOMERY
                                                           FUNDS II
                                                            NOTES
                                                    to Financial Statements
                                                         (Unaudited)

period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Fund are declared and paid annually. Distributions of any net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

f. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

g. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

h. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of Rule 12b-1 fees, interest expense, extraordinary expenses and taxes, at or below 1.25% of the Fund's average net assets. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

For the six months ended December 31, 2000, the effective management fee, management fee including the effect of fees reduced, effective administration fee and contractual management fee were 2.23%, 0.82%, 0.05% and 1.12%, respectively.

The Manager recouped previously deferred fees and/or absorbed expenses during the six months ended December 31, 2000, of $1,720,704. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown.

For the six months ended December 31, 2000, the Manager has deferred fees and/or absorbed expenses subject to recoupment totaling $1,873,542.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($15,000 of which is allocated to The Montgomery Funds II). As of July 1, 2000, the annual retainer

    THE MONTGOMERY
       FUNDS II
        NOTES
to Financial Statements
    (Unaudited)

was increased to $65,000 per annum ($17,500 of which was allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the six months ended December 31, 2000, were $84,709,911 and $50,506,657, respectively.

b. At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $5,271,911 and $15,171,509, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may, for one year starting August 13, 1999, and ending on November 7, 2000, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided the aggregate funds borrowed do not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the one year started November 8, 2000, the Fund entered into a new unsecured Revolving Credit Agreement with Bank of America, N.A., specifying aggregate funds borrowed not to exceed $150,000,000 and a commitment fee of 0.10% per annum. For the six months ended December 31, 2000, there were no borrowings under these agreements.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2000, was as follows:

     Foreign-Currency                        Settlement                             Net Unrealized
         Amount                                 Date       In Exchange for ($US)     Depreciation
----------------------------------------------------------------------------------------------------
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
       7,097,937    Thai Baht                 01/02/01           $163,547               $(3,048)
                                                                 ========               =======

FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO DELIVER
          95,425    Malaysian Ringgit         01/02/01           $362,616               $  (113)
                                                                 ========               =======
                    Net Unrealized Depreciation                                         $(3,161)
                                                                                        =======

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                              SIX MONTHS ENDED 12/31/00      YEAR ENDED 6/30/00
                                                SHARES        DOLLARS       SHARES       DOLLARS
--------------------------------------------------------------------------------------------------
Sold                                            902,159     $35,094,995     34,338    $  1,605,744
Redeemed                                        (78,733)     (3,088,614)  (467,792)    (22,707,820)
--------------------------------------------------------------------------------------------------
Net increase/(decrease)                         823,426     $32,006,381   (433,454)   $(21,102,076)
--------------------------------------------------------------------------------------------------


The investment expense reimbursement fee is paid to the Fund to offset certain costs, such as broker's commissions, incurred by the Fund in investing cash received from shareholders. This fee is paid directly to the Fund. The investment expense reimbursement fee will not be charged on investments made in the form of securities acceptable to the Manager. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion will not be subject to this fee. The purpose of this fee is to prevent the performance of the Fund from being adversely affected by the transaction costs created by the investment of cash received by the Fund.

At December 31, 2000, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 82.04% of the aggregate shares outstanding.

                                                        THE MONTGOMERY
                                                           FUNDS II
                                                            NOTES
                                                    to Financial Statements
                                                         (Unaudited)

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2000, the Fund had available for federal tax purposes unused capital losses as follows:

        Expiring in 2006    Expiring in 2007
      -----------------------------------------
           $3,873,063         $41,909,046